PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is made as of July 27, 2009 by **BREKFORD INTERNATIONAL CORP.**, a Delaware corporation that was formerly known as Tactical Solution Partners, Inc. ("Pledgor"), in favor of **AMERICAN BANK** ("Lender").

Recitals

Lender has agreed to extend to Pledgor certain credit accommodations, consisting of a loan in the maximum outstanding principal amount of $250,000 ("Loan"), as evidenced by the Promissory Note of even date herewith in the principal amount of $250,000 ("Note"), and a letter of credit facility in the maximum aggregate face amount of $500,000 ("Letters of Credit"), as evidenced by one or more applications and agreements for irrevocable standby letter of credit and other documents (collectively, "Reimbursement Agreements"). The Loan and the Letters of Credit are collectively called the "Financing." The Note, the Reimbursement Agreements and all other documents evidencing or securing all or any portion of the Financing are collectively called the "Loan Documents." As a condition precedent to extending the Financing, Lender has required Pledgor to pledge its interest in a certain deposit account to Lender, in accordance with the terms set forth in this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Documents.

Agreements

NOW, THEREFORE, in order to secure the prompt payment and performance of all obligations of Pledgor to Lender under the Loan Documents ("Obligations"), Pledgor hereby pledges, assigns, and grants to Lender a security interest in account number 6000314366 maintained by Pledgor with Lender and all renewals, extensions, or replacements of that account (collectively, "Account"), together with all moneys now or hereafter deposited in the Account, all interest and other income thereon, all certificates evidencing Pledgor's interest in the Account, and all cash and non-cash proceeds of any of the foregoing (all of the foregoing is collectively called the "Collateral").

Pledgor has deposited the sum of $250,000 in the Account. Until the Obligations are paid in full, Lender shall have sole access to the Account and the Collateral and Pledgor shall not withdraw any of the Collateral from the Account. All interest and other income on the Collateral shall be credited to the Account and shall become part of the Collateral. When all Obligations have been indefeasibly paid in full, Lender shall release the Collateral to Pledgor.

Pledgor shall deliver all written certificates and instruments evidencing Pledgor's interest in the Collateral to Lender, and shall execute and deliver to Lender all assignments, endorsements, powers, hypothecations, and other documents required at any time and from time to time by Lender with respect to the Collateral.

Pledgor shall be responsible for the preservation of the Collateral in Lender's possession and shall take all actions necessary to preserve the rights of Pledgor and of Lender against prior parties to the Collateral. Lender shall be deemed to have exercised reasonable care with respect to any of the Collateral in its possession if Lender takes such action for that purpose as Pledgor shall reasonably request in writing; but no failure to comply with any such request shall, of itself, be deemed a failure to exercise reasonable care, and no failure to do any act not requested by Pledgor shall be deemed a failure to exercise reasonable care.

Upon the occurrence of an Event of Default, Lender may, at its option and without notice to Pledgor or any other party, declare the unpaid balance of the Obligations to be immediately due and payable and proceed to enforce this Agreement, and in connection therewith Lender (a) may offset and apply to the Obligations any or all of the Collateral; and (b) shall have all of the rights and remedies available to Lender pursuant to the provisions of the Loan Documents and all applicable laws. The occurrence or non-occurrence of an Event of Default shall in no manner impair the ability of Lender to demand payment of any portion of Obligations which are payable on demand.

Any written notice of the sale, disposition, or other intended action by Lender with respect to the Collateral which is required by applicable laws and is sent by certified mail, postage prepaid, to Pledgor at Pledgor's address at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, or such other address of Pledgor

which may from time to time be shown on Lender's records, at least 5 business days prior to such sale, disposition, or action shall constitute reasonable notice to Pledgor.

All costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of Lender in connection with the taking, holding, preparing for disposition, managing, or otherwise disposing of the Collateral (collectively, the "Liquidation Costs"), together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by Pledgor to Lender on demand and shall constitute and become a part of the Obligations secured hereby. Any proceeds of disposition of the Collateral will be applied by Lender to the payment of the Liquidation Costs and the balance of such proceeds (if any) will he applied by Lender toward the payment of the remaining Obligations (whether then due or not), at such time or times and in such order and manner of application as Lender may from time to time in its sole discretion determine.

Each right, power, and remedy of Lender as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers, or remedies.

No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Lender from exercising any such right, power, or remedy at any later time or times.

Lender may from time to time, without notice to Pledgor, and without impairing or affecting the pledge and security interest created by this Agreement: (a) acquire a security interest in any property in addition to the Collateral, or release any such interest so acquired, or permit any substitution or exchange for such property or any part thereof; (b) acquire the primary or secondary liability of any party or parties with respect to all or any Obligations, or release, modify or compromise the same or any thereof; (c) modify, extend or renew for any period any Obligations; (d) waive defaults of any person with respect to any of the Obligations or any collateral security therefor; (e) delay in enforcing, or fail to enforce, any of Lender's rights against any person with respect to any of the Obligations or impair or fail to perfect any security interest in any security for any of the Obligations; (f) fail to obtain validly executed or enforceable instruments pertaining to the Obligations or any security therefor; (h) resort to the Collateral for payment of the Obligations whether or not Lender shall have resorted to any other collateral or proceeded against any other party primarily or secondarily liable on the Obligations or any of them.

Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of Maryland and shall be binding upon the heirs, personal representatives, successors, and assigns of Pledgor and shall inure to the benefit of the successors and assigns of Lender. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, and an organization.

Pledgor and Lender jointly waive trial by jury in any action or proceeding to which Pledgor and Lender may be parties, arising out of or in any way pertaining to this Agreement or any of the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by Pledgor, and Pledgor hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Pledgor further represents that it has been represented

in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

IN WITNESS WHEREOF, Pledgor has executed this Agreement under seal as of the date first written above.

WITNESS/ATTEST:

PELDGOR:

BREKFORD INTERNATIONAL CORP.
A Delaware Corporation

____

By: _______________________________(SEAL)
Scott Rutherford
President

Acknowledgment

STATE OF MARYLAND, CITY/COUNTY OF Anne Arundel, TO WIT:

I HEREBY CERTIFY that on this 27th day of July, 2009, before me, the subscriber, a Notary Public of the jurisdiction aforesaid, personally appeared Scott Rutherford, and acknowledged himself to be the President of BREKFORD INTERNATIONAL CORP., a Delaware corporation, and acknowledged that he, being authorized so to do, executed the foregoing document for the purposes therein contained, in the aforementioned capacity.

IN WITNESS MY Hand and Notarial Seal.

_______________________________(SEAL)
NOTARY PUBLIC

My Commission Expires:
02/21/2013

JAMIE LYNN FRIDINGER
NOTARY PUBLIC
BALTIMORE COUNTY
MARYLAND
My Commission Expires Feb. 21, 2013